LORD ABBETT LARGE CAP GROWTH FUND

Supplement dated July 22, 2008 to the

Statement of Additional Information dated December 1, 2007

(Class A, B, C, F, I, P, R2, and R3 Shares)

1.              Effective July 28, 2008, the following replaces the first, second, and third paragraphs and the table in the subsection titled “Investment Advisory and Other Services  –  Investment Managers” in the Statement of Additional Information:

Portfolio Managers

As stated in the Prospectus, Lord Abbett uses a dedicated team of portfolio managers to manage the Fund’s investments, supported by an research team that provides company, industry, sector and macroeconomic research and analysis.

The portfolio management team is headed by Bruce L. Bartlett.  Assisting Mr. Bartlett is Christopher M. Yates.  Messrs. Bartlett and Yates are jointly and primarily responsible for the day-to-day management of the Fund.

The following table indicates for each Fund as of July 31, 2007 (or another date, as indicated below):  (1) the number of other accounts managed by each portfolio manager who is primarily and/or jointly responsible for the day-to-day management of that Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category.  For each of the categories, a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account.  Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies.  The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles.  Lord Abbett does not manage any hedge funds.  The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett. (The data shown below are approximate.)

Other Accounts Managed (# and Total Assets(1))
Fund	Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Large Cap Growth Fund	Bruce L. Bartlett	0 / $0.0	0 / $0.0	0 / $0.0
	Christopher M. Yates (2)	0 / $0.0	0 / $0.0	0 / $0.0

(1) Total assets are in millions.

(2) The amounts shown are as of May 30, 2008.

2.              Effective July 28, 2008, the following replaces the subsection titled “Investment Advisory and Other Services – Holdings of Investment Managers” in the Statement of Additional Information:

Holdings of Portfolio Managers

The following table indicates for each Fund the dollar range of shares beneficially owned by each portfolio manager who is primarily and/or jointly responsible for the day-to-day management of the Fund, as of July 31, 2007 (or another date, as indicated below).  This table includes the value of shares beneficially owned by the portfolio managers through 401(k) plans and certain other plans or accounts, if any.

Dollar Range of Shares in the Funds
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Large Cap Growth Fund	Bruce L. Bartlett						X
	Christopher M. Yates (1)			X

(1) The amounts shown are as of July 3, 2008.